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                                                                    EXHIBIT 23.1





             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT



The Board of Directors
First BancTrust Corporation


We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 21, 2006, on our audits of the consolidated financial statements of First BancTrust Corporation.

/s/BKD, LLP

Decatur, Illinois
May 19, 2006